UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 7, 2016

JRjr33, INC.
(Exact name of registrant as specified in its charter)

Florida	Commission	98-0534701
(State or other jurisdiction	File No.: 001-36755	(IRS Employer
of incorporation or organization)		Identification No.)

2950 N Harwood, 22nd Floor, Dallas, Texas 75201
(Address of principal executive offices and zip code)

(469) 913-4040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On December 13, 2016 JRjr33, Inc. (the “Company”) appointed Mayer Hoffman McCann P.C. (“MHM”) as its independent registered public accounting firm responsible for auditing its financial statements, and replaced BDO USA, LLP (“BDO”) who was dismissed as its independent registered public accounting firm responsible for auditing its financial statements.

BDO’s reports on the Company’s financial statements as of and for the year ended December 31, 2015, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss BDO and the selection of Mayer Hoffman McCann P.C. was unanimously approved by the audit committee of the board of directors.

During the year ended December 31, 2015 and in the subsequent interim period through December 7, 2016 (the date of dismissal of BDO), there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the Company’s most recent year ended December 31, 2015 and in the subsequent interim period through December 7, 2016, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K, except the Company’s internal control over financial reporting was not effective due to material weaknesses in internal controls over financial reporting as described in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. Management has identified material weaknesses in the internal control over financial reporting relating to the following:

•	Overall Control Environment
The Company has not maintained an effective control environment to provide reasonable assurance regarding achievement of relating to operations, reporting and compliance. The Company has not complied with the requirement of the 2013 COSO Framework.

•	Sufficient Accounting Personnel
The Company has not maintained sufficient accounting personnel with the appropriate level of knowledge, experience and training commensurate with maintaining an effective control environment to meet the financial reporting requirements of a publicly traded company with international operations. The result of the lack of sufficient accounting personnel has led to the following issues related to internal control over financial reporting:

◦	Management estimates were not performed with the structure and rigor necessary to result in quality estimate that need for fairly presented financial information.
◦	Management missed a required Form 8-K/A filing requirement related to the acquisition of Kleeneze. Subsequently, the filing was made 8 months later.
◦	Management has made significant adjustments for material errors resulting from the review of the quarterly financial statements.
◦	Management has made significant adjustments for material errors resulting from the audit of the annual financial statements.
◦	Management has made significant disclosure remediation and adjustments to the financial statements resulting from the quarterly review and annual audits.
◦	The Company has incurred substantial delays in completing its audit and filing with the SEC of its 2015 Form 10-K, its March Quarterly Report, June Form 10-Q, and its September Form 10-Q.
◦	The Company has incurred breaches to covenants to its debt agreements due to the delays in missing its filing requirements.

•	Consolidation Process
The Company does not have effective controls to ensure the consolidation of all its subsidiaries is performed correctly. The consolidation is performed and reviewed by one employee. There are no controls to ensure all financial data of the subsidiaries are being compiled correctly, no review to ensure the employee is consolidating correctly and no controls to ensure all accounts being appropriately converted and consolidated in the financial statements.

•	Account Reconciliation
The Company did not maintain effective controls over the reconciliation of many of its accounts and the timely preparation and review of the financial statements or information. This has resulted in a significant amount of reconciliations being performed as part of the audit process. These reconciliations have resulted in significant audit adjustments. Additionally, there is no formal review and approval of reconciliations performed by the accounting personnel.

•	Deferred Revenue and Revenue
The Company did not maintain control over its recording of deferred revenue and revenue in its sales process. This has resulted in significant adjustments to the financial statements.

•	Inventory Management
Certain companies within the Company accept its inventory upon the shipment of products (FOB Shipping Point). However, the Company does not account for the receipt of inventory until it has been received. Accordingly, the Company does not maintain appropriate controls around its inventory management system.

•	Journal Entry Support

The Company did not maintain effective controls over the approval, recording and retention of journal entries and their supporting detail. The Company did not maintain effective monitoring controls to ensure that journal entries were being properly prepared with sufficient supporting documentation or were reviewed and approved to ensure accuracy and completeness of the journal entries.

•	Complex Accounting Issues
The Company did not design an effective control environment to address complex accounting issues. The lack of qualified accounting personnel led to deficiencies in identifying complex accounting issues and resulting in material adjustments to the financial statement in both the quarterly and year-end filings.

•	Segregation of Duties
The Company has not maintained appropriate segregation of duties throughout the internal control over financial reporting process. The Company has numerous instances where review and approval is performed by the same employee negating any monitoring or approval controls.

•	IT System Conversion Controls
The Company did not develop a process to appropriately control the ERP system conversion at one of its subsidiaries.

•	IT Control Environment
The Company does not maintain the appropriate level of controls over the ability to access its ERP systems. The lack of control could result in the inappropriate approval of journal entries, inappropriate approval of expenditures, and inappropriate access to the general ledger.

During the Company’s two most recent years ended December 31, 2015 and in the subsequent interim period through December 7, 2016, the Company did not consult with MHM regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of BDO’s letter dated December 13, 2016, is attached hereto as Exhibit 16.1.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 7, 2016, the Company filed a Current Report on Form 8-K stating that the Audit Committee had concluded that the quarterly financial statements filed in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 as previously issued should no longer be relied upon and will be restated. On October 14, 2016, the Company filed an amendment to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 which included restated quarterly financial statements and on December 6, 2016, the Company filed an amendment to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 which included restated quarterly financial statements. After further review, the Audit Committee has concluded that quarterly financial statements filed in the Quarterly Reports on Form 10-Q for the quarter ended September 30, 2015 does not require restatement and can be relied upon.

Item 9.01 Financial Statements and Exhibits.

(a) - (c)
N/A
(d) Exhibits.
16.1 Letter from BDO USA, LLP to the SEC dated December 13, 2016*

*To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JRjr33, Inc.

Date: December 13, 2016	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

EXHIBIT INDEX

Item 9.01   Financial Statements and Exhibits.
 (a) - (c)
N/A
(d) Exhibits.
16.1 Letter from BDO, LLP to the SEC dated December 13, 2016.*

*To be filed by amendment.